EXHIBIT (B)(1)

CERTIFICATIONS

I, George C.W. Gatch, certify that:

1.

I have reviewed this report on Form N-CSR of the JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan U.S. Large Cap Core Plus Fund, Highbridge Statistical Market Neutral Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Diversified Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income, JPMorgan Tax Aware Large Cap Growth, JPMorgan Tax Aware Large Cap Value, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Asia Equity Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund and JPMorgan Japan Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds’ internal control over financial reporting; and

5.

The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: July 5, 2006	/s/______________________________ George C.W. Gatch President and Principal Executive Officer

CERTIFICATIONS

I, Suzanne E. Cioffi, certify that:

1.

I have reviewed this report on Form N-CSR of the JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan U.S. Large Cap Core Plus Fund, Highbridge Statistical Market Neutral Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Diversified Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income, JPMorgan Tax Aware Large Cap Growth, JPMorgan Tax Aware Large Cap Value, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Asia Equity Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund and JPMorgan Japan Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds’ internal control over financial reporting; and

5.

The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: July 5, 2006	/s/__________________________________ Suzanne E. Cioffi Assistant Treasurer and Principal Financial Officer

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan U.S. Large Cap Core Plus Fund, Highbridge Statistical Market Neutral Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Diversified Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income, JPMorgan Tax Aware Large Cap Growth, JPMorgan Tax Aware Large Cap Value, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Asia Equity Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund and JPMorgan Japan Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”).

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/______________________________________
George C.W. Gatch
President and Principal Executive Officer

July 5, 2006

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan U.S. Large Cap Core Plus Fund, Highbridge Statistical Market Neutral Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Diversified Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income, JPMorgan Tax Aware Large Cap Growth, JPMorgan Tax Aware Large Cap Value, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Tax Aware U.S. Equity Fund, JPMorgan Asia Equity Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund and JPMorgan Japan Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”).

I, Suzanne E. Cioffi, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/_____________________________________
Suzanne E. Cioffi
Assistant Treasurer and Principal Financial Officer

July 5, 2006

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.